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                        SUPPLEMENT TO THE PROSPECTUS OF
                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                            DATED NOVEMBER 26, 1997

    The last three sentences in the first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

        The Fund's portfolio is managed within InterCapital's Growth and Income Group, which manages 24 funds and fund portfolios with approximately $29.9 billion in assets as of December 31, 1997. Peter M. Avelar, Senior Vice President of InterCapital and a member of the Growth and Income Group, has been the primary portfolio manager of the Fund since January 1998 and has been a portfolio manager with InterCapital for over five years.

January 23, 1998